Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
17.	Commitments and contingencies

(a)	Commitments

As of December 31, 2022, the Group entered into lease agreements as lessee with third parties for the operation of Qingtian International School and Langfang school. The Group has total future lease payment of RMB19,741,215. As of December 31, 2022, the Group did not have any purchase commitments or capital commitments.

(b)	Litigation

In the ordinary course of the business, the Group is subject to periodic legal or administrative proceedings. As of December 31, 2021 and 2022, the Group is not a party to any legal or administrative proceedings which will have a material adverse effect on the Group’s financial position, results of operations and cash flows.